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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12

                         FIRST UNITED BANCSHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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(BW)(FIRST-UNITED)(UNTD) First United Bancshares, Inc. Announces Affiliation
with Texarkana First Financial Corporation

         Business Editors

         EL DORADO, Ark.--(BUSINESS WIRE)--May 15, 2000-James V. Kelley, Chairman, President and Chief Executive Officer of First United Bancshares, Inc. (NASDAQ/NM: UNTD), and James McKinney, Chairman and Chief Executive Officer of Texarkana First Financial Corporation (AMEX:FTF) ("Texarkana First Financial") announced today the signing of an agreement to merge the two companies, pending approval by Texarkana First Financial's shareholders and the applicable state and federal regulatory authorities.

         Texarkana First Financial is the parent company of First Federal Savings & Loan Association of Texarkana, Arkansas which operates locations in Ashdown, DeQueen, Hope, Nashville, and Texarkana, Arkansas. At March 31, 2000, Texarkana First Financial, with total assets of $206 million, reported total loans of $171 million and total deposits of $153 million.

         First United will acquire all the outstanding stock of Texarkana First Financial for $37.5 million in cash, which equals $23.35 per outstanding share. The transaction will be accounted for as a purchase and management anticipates the earnings impact will be accretive to 2000 operating results. First United anticipates that this transaction will close in the third quarter of 2000.

         "This acquisition is a natural fit for us because of our present locations in Texarkana, Texas and Hope, Arkansas," stated Kelley. "We are impressed with their management and staff and their commitment to the markets they serve."

"We are excited about the opportunity to associate with First United" stated McKinney. "First United and we share a commitment to customer service as well as to our communities. The proposed transaction will enable us to expand the breadth of our services."

         First United is a $2.7 billion multi-bank holding company with a non-bank subsidiary, First United Trust Company, N.A., serving 39 communities in Arkansas, Texas and Louisiana.

         First United has signed a definitive agreement to merge with BancorpSouth, Inc., a $5.8 billion bank holding company located in Tupelo, Mississippi.

         First United's common stock is listed on the NASDAQ National Market System under the symbol "UNTD" and Texarkana First Financial's common stock is listed on the American Stock Exchange under the symbol "FTF."

         -- 30 --

         CONTACT: First United Bancshares, Inc., El Dorado
                           John G. Copeland, 870/863-3181
                           jcopeland@firstunitedbanks.com

         KEYWORD: ARKANSAS TEXAS LOUISIANA
         INDUSTRY KEYWORD: BANKING



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FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS NEWS RELEASE MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THEIR REFERENCE TO A FUTURE PERIOD OR PERIODS OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "MAY," "MIGHT," "WILL," "WOULD," OR "INTEND." THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THOSE RELATING TO THE BENEFITS, PROSPECTS AND COMPLETION OF THE MERGER. WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE IN THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH FORWARD-LOOKING STATEMENTS, DUE TO A VARIETY OF FACTORS. THOSE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, FAILURE OR DELAY IN OBTAINING REQUIRED SHAREHOLDER OR REGULATORY APPROVALS, THE COMPANIES' FAILURE TO CONSUMMATE THE MERGER, INABILITY TO SUCCESSFULLY INTEGRATE THE COMPANIES AFTER THE MERGER, MATERIALLY ADVERSE CHANGES IN THE COMPANIES' FINANCIAL CONDITIONS, CHANGES IN ECONOMIC CONDITIONS AND GOVERNMENT FISCAL AND MONETARY POLICIES, FLUCTUATIONS IN PREVAILING INTEREST RATES, THE ABILITY OF FIRST UNITED TO COMPETE WITH OTHER FINANCIAL SERVICES COMPANIES, CHANGES IN FIRST UNITED'S OPERATING OR EXPANSION STRATEGY, GEOGRAPHIC CONCENTRATION OF FIRST UNITED'S ASSETS, THE ABILITY OF FIRST UNITED TO ATTRACT, TRAIN, AND RETAIN QUALIFIED PERSONNEL, THE ABILITY OF FIRST UNITED TO EFFECTIVELY MARKET ITS SERVICES AND PRODUCTS, FIRST UNITED'S DEPENDENCE ON EXISTING SOURCES OF FUNDING, AND OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE FINANCIAL RESULTS OF FINANCIAL SERVICE COMPANIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN FIRST UNITED'S NEWS RELEASES AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE ON WHICH SUCH STATEMENTS WERE MADE.

This news release may be deemed to be solicitation material with respect to the proposed merger of Texarkana First Financial and First United. First United and its directors may be deemed to be participants in the solicitation of proxies with respect to a shareholders meeting to be held in connection with such merger. Information concerning the participants in the solicitation is set forth in the definitive proxy statement filed by First United with the Securities and Exchange Commission on April 19, 2000 for its 2000 annual meeting of shareholders. In connection with the proposed merger, Texarkana First Financial will file a proxy statement with the Securities and Exchange Commission. Shareholders of Texarkana First Financial are encouraged to read the proxy statement, because it will contain important information about the merger, Texarkana First Financial and First United. After the proxy statement is filed with the SEC, it will be provided to the Texarkana First Financial shareholders in connection with their shareholders meeting and will be available free of charge, both on the SEC's web site (www.sec.gov) and from Texarkana First Financial's corporate secretary.